Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                                      Delaware U.S. Growth Fund

Growth of Capital

{Artwork Omitted}

                                                         2001 SEMI-ANNUAL REPORT

A TRADITION OF SOUND INVESTING SINCE 1929
=========================================

TABLE OF CONTENTS
=================

Letter to Shareholders                                            1

Portfolio Management
Review                                                            3

Performance Summary                                               6

Financial Statements

  Statement of Net Assets                                         7

  Statement of Operations                                         9

  Statements of Changes in
  Net Assets                                                     10

  Financial Highlights                                           11

  Notes to Financial
  Statements                                                     15

A Commitment to Our Investors

Experience
o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.
o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

 Performance

o We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
o We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $88 billion in assets as of March 31, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.
(C)Delaware Distributors, L.P.

Dear Shareholder

"AS 2001 PROGRESSED, MAJOR STOCK INDEXES INCLUDING THE S&P 500 INDEX SEEMED TO GROPE FOR A BOTTOM, AS INVESTORS SPECULATED ABOUT THE DIRECTION OF THE ECONOMY."

May 1, 2001

Recap of Events -- During the six months ended April 30, 2001, the stock market struggled, as the U.S. economy slowed considerably and threatened to end its 10-year run of sustained growth. The result was poor performance for U.S. stocks and aggressive action from the Federal Reserve Board, which began slashing interest rates early in 2001 in an effort to jump-start the economy.

Softer corporate profits first became apparent in sectors such as technology, telecommunications, and manufacturing during the fall of 2000. As the slowdown progressed, corporate earnings weakness spread throughout the economy and affected a wider array of stocks that included many blue chips. A recent report published by The Wall Street Journal asserted that, once all numbers were tallied, U.S. corporate profits would prove to have dropped by as much as 43% during the first quarter of 2001.

As 2001 progressed, major stock indexes including the S&P 500 Index seemed to grope for a bottom, as investors speculated about the direction of the economy. Early in 2001, many stocks experienced the proverbial "January Effect," with major stock indexes reversing direction for a few weeks and posting gains that were eventually given back.

By April 30, 2001, the obviously weakened economy and a dim profit picture had taken a toll on stock performance. For the six months ended April 30, 2001, the S&P 500 Index fell 12.06%. By comparison, the technology-heavy Nasdaq Composite Index lost 37.20%. However, equity investors appeared to be regaining some degree of confidence given the Fed's rate cuts and the reduced valuation of the market, as major indexes posted strong returns in April.


Total Return
For the period ended April 30, 2001                           Six Months
--------------------------------------------------------------------------------
Delaware U.S. Growth Fund--Class A Shares                      -21.91%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                                    -12.06%
Lipper Large-Cap Growth Funds Average (856 funds)              -23.89%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 6. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The Lipper category represents the average return of a peer group of large-cap growth mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware U.S. Growth Fund returned -21.91% (Class A shares at net asset value with distributions reinvested) for the six months ended April 30, 2001. Performance for the period trailed the Fund's benchmark, the S&P 500 Index, which fell by 12.06%. It outperformed the Lipper Large-Cap Growth Funds Average, which fell by 23.89% for the same period.

Market Outlook -- Although we expect to see more weak corporate earnings reports during the second quarter of 2001, we believe that the worst of the market's woes are now behind us. While we are likely to see continued volatility over the next few months, we believe that the desired effects of the Fed's rate decreases should eventually be felt and that the Fed is likely to succeed in stimulating both the economy and the stock market in 2001.

Investors in stocks and stock mutual funds have endured challenging markets for more than a year. In our opinion, market bottoms are nearly impossible to pinpoint, but we would note that the Fed usually gets its way and that stock markets eventually respond to interest rate cuts. Typically, the direction of the stock market leads the economy by several months. This means that the onset of a sustained market rally may not be foreshadowed by a specific economic indicator, or by any signal at all.

We believe there are currently plenty of reasons for optimism. Due to the Fed's aggressive interest rate reductions, we expect to see a recovery in corporate profits later this year. Overall, stock valuations have contracted to much more attractive levels and we believe investment opportunities are emerging across a wide spectrum of industries.

Thank you for your continued confidence and your commitment to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.                      /s/ David K. Downes
------------------------------------              -------------------------------------
Charles E. Haldeman, Jr.                          David K. Downes
Chairman,                                         President and Chief Executive Officer,
Delaware Investments Family of Funds              Delaware Investments Family of Funds

PORTFOLIO MANAGEMENT REVIEW
===========================

Francis Houghton
Senior Portfolio Manager

May 1, 2001

The Fund's Results
Many U.S. stocks struggled during the six months ended April 30, 2001, as economic slowing took its toll on U.S. businesses. Large-cap growth stocks suffered during the period, and Delaware U.S. Growth Fund's results clearly reflected the challenging environment. The Fund returned -21.91% for the six months ended April 30, 2001. The Fund's benchmark, the S&P 500 Index, fell by 12.06% for the same period.

For much of the reporting period, growth stocks continued to suffer through one of the most significant downturns in history. Technology stocks -- often leaders in the growth sector -- and bio-technology stocks, were among the hardest hit.

While the investment environment has been formidable, not all the news on the economic front has been bad. By April, many investors were speculating about economic recovery later in 2001, and stocks generally reversed direction as a result of the newfound optimism. During the period, we attempted to structure the Fund to minimize risk as much as possible, while maximizing opportunities for growth during any future market recovery. We continue to pay particular attention to companies that are undergoing positive fundamental changes, and search for newly attractive valuations that came about during the recent down market.

Portfolio Highlights
During our fiscal period, we continued to focus on fundamentally strong companies. We continued to have a good portion of our holdings in the healthcare and pharmaceuticals sector, an area which we believe continues to have excellent long-term growth potential. Baxter International, a manufacturer of products and technologies related to the circulatory system, continued to perform well during the period, as did Abbott Laboratories. We also acquired shares of Alza, a pharmaceutical company focusing on products and drug delivery systems to combat cancer, as well as other ailments.

We increased our holdings in aerospace and defense stocks, including Northrup-Grumman, Boeing, and General Dynamics, all of which had positive returns. During the past decade, defense-related expenditures, as a percent of the Gross National Product (GNP), have declined. While U.S. military strength is still significant, many experts believe it is time for some capital enhancement. With a new administration embracing a strong defense, we believe it is likely that the aerospace and defense sector has strong earnings growth potential over the next several years.

In general, technology stocks -- including our holdings in Intel, Applied Materials, EMC, Oracle, and Sun Microsystems -- continued to perform poorly during the six-month fiscal period. However, while we slightly decreased our overall exposure to this sector, we continue to believe that technology remains an important growth sector. As a result of this belief, we added to several of our holdings that we think reflect this potential. Siebel Systems, a software systems vendor, rose almost 60% during the fiscal period. We also added Veritas Software and i2 Technologies, a leader in the supply chain software market, to the portfolio during the period.

We also decreased our holdings in the energy sector somewhat, in particular cutting our positions in BJ Services and completely selling our position of Triton Energy. As this sector continues to be in flux -- witnessing the concern over gas prices, as well as California's energy supply issues -- we will continue to closely monitor for events that could have a negative impact on stock performance.

Investment banking was a sector that reflected the market's turmoil in the first quarter of 2001. Both Goldman Sachs Group and Morgan Stanley Dean Witter saw their stock prices drop during the fiscal period. Although both companies posted strong earnings, the wisdom on the street seemed to be that they would eventually feel the impact of the stock market's recent declines, and as a result their own stocks reflected that sentiment. Our belief is that both stocks enjoy strong longer-term growth prospects, and we anticipate keeping both companies in the portfolio going forward.

Outlook
The market seemed to begin its recovery in April -- the last month in our reporting period. By the end of April, we believe that many of your Fund's stocks had come off their bottoms, but were still dramatically below their valuations at the market's record highs in March 2000.

Despite the turmoil we've seen during the past year, we remain cautiously optimistic and expect that the market will make irregular gains amid continued negative corporate earnings reports during the second quarter 2001.

Delaware U.S. Growth Fund
Portfolio Characteristics
April 30, 2001
----------------------------------------------------------------------
Beta*                                                           1.22
----------------------------------------------------------------------
Average Price-to-Earnings
   Ratio**                                                     30.31
----------------------------------------------------------------------
Median Market
   Capitalization                                     $27.16 billion
----------------------------------------------------------------------

 *Beta is a measure of risk relative to the market. A number less than 1.0 means less historical price volatility than the market. A number higher than 1.0 means more historical volatility.

**P/E is based on analysts' forward earnings estimates as reported by First
  Call/Thomson Financial.

We believe that the Federal Reserve Board's four reductions in interest rates since January of this year will begin to be felt as the year progresses. Historically, whenever the Federal Reserve changes directions, the market responds positively within 12 months. With continuing news of workforce reductions and poor quarterly earnings in the corporate sector, it is likely there will be a lag of some six months before we begin to see significant economic expansion. During the next six months, we will continue to monitor the markets for growth stocks which appear to us to have bottomed.

Delaware U.S. Growth Fund

Top 10 Holdings
April 30, 2001

Company                       Sector                               Percentage of Net Assets
--------------------------------------------------------------------------------------------
Emerson Electric              Electronics & Electrical Equipment           3.97%
--------------------------------------------------------------------------------------------
Baxter International          Healthcare & Pharmaceuticals                 3.91%
--------------------------------------------------------------------------------------------
Dynegy                        Energy                                       3.36%
--------------------------------------------------------------------------------------------
Northrop-Grumman              Aerospace & Defense                          3.19%
--------------------------------------------------------------------------------------------
Lilly (Eli)                   Healthcare & Pharmaceuticals                 3.14%
--------------------------------------------------------------------------------------------
Transocean Sedco Forex        Energy                                       3.00%
--------------------------------------------------------------------------------------------
Petroleo Brasiliero - ADR     Energy                                       2.77%
--------------------------------------------------------------------------------------------
Viacom Class B                Cable, Media & Publishing                    2.72%
--------------------------------------------------------------------------------------------
Citigroup                     Banking & Finance                            2.68%
--------------------------------------------------------------------------------------------
General Dynamics              Aerospace & Defense                          2.49%
--------------------------------------------------------------------------------------------

FUND BASICS
===========
As of April 30, 2001

Fund Objective
The Fund seeks maximum capital appreciation.

Total Fund Net Assets
$245.59 million

Number of Holdings
52

Fund Start Date
December 3, 1993

Your Fund Manager
Francis Houghton has over 39 years of investment experience. He joined Delaware Investments in March 2000 as a result of the integration of Lynch & Mayer's investment personnel into Delaware. He has been managing the Fund since 1999. Prior to joining Lynch & Mayer in 1990, he was Chairman of BMI Capital, a Portfolio Manager at Neuberger & Berman, and a Partner at Oppenheimer & Co., Inc. He received a BBA from Manhattan College and attended New York University Graduate School of Business.

Nasdaq Symbols
Class A   DUGAX
Class B   DEUBX
Class C   DEUCX

DELAWARE U.S. GROWTH FUND PERFORMANCE
======================================

Average Annual Total Returns
Through April 30, 2001                      Lifetime  Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 12/3/93)
   Excluding Sales Charge                   +14.77%     +16.36%      -21.46%
   Including Sales Charge                   +13.85%     +15.00%      -25.99%
--------------------------------------------------------------------------------
Class B (Est. 3/29/94)
   Excluding Sales Charge                   +14.68%     +15.52%      -22.02%
   Including Sales Charge                   +14.68%     +15.30%      -25.86%
--------------------------------------------------------------------------------
Class C (Est. 5/23/94)
   Excluding Sales Charge                   +15.77%     +15.61%      -22.01%
   Including Sales Charge                   +15.77%     +15.61%      -22.78%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

Average annual total returns for the lifetime, five-year, and one-year periods ended April 30, 2001 for Delaware U.S. Growth Fund's Institutional Class were +14.67%, +16.72%, and -21.22%, respectively. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. Institutional Class shares were first made available on February 3, 1994. Performance prior to that date is based on Class A share performance adjusted to eliminate sales charges, but not the impact of the annual distribution and service fee of Class A shares.

An expense limitation was in effect for all share classes of Delaware U.S. Growth Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Nasdaq Institutional Class symbol: DEUIX

Statement of Net Assets

DELAWARE U.S. GROWTH FUND
=========================
                                                         Number of     Market
April 30, 2001 (Unaudited)                               Shares        Value
--------------------------------------------------------------------------------
  Common Stock - 94.47%
  Aerospace & Defense - 6.73%
  Boeing .............................................    41,600    $2,570,880
  General Dynamics ...................................    79,200     6,104,736
  Northrop-Grumman ...................................    86,900     7,842,725
                                                                   -----------
                                                                    16,518,341
                                                                   -----------
  Banking & Finance - 5.96%
  Citigroup ..........................................   134,000     6,586,100
  Goldman Sachs Group ................................    44,300     4,035,730
  Morgan Stanley Dean Witter .........................    64,100     4,024,839
                                                                   -----------
                                                                    14,646,669
                                                                   -----------
  Biotechnology - 8.96%
 *Amgen ..............................................     58,900    3,601,146
 *Applera Corp-Celera Genomics .......................     92,300    3,807,375
 *Biogen .............................................     36,500    2,360,090
 *Genentech ..........................................     98,000    5,145,000
 *Protein Design Labs ................................     62,200    3,996,350
 *Serono - ADR .......................................    150,200    3,094,120
                                                                   -----------
                                                                    22,004,081
                                                                   -----------
  Cable, Media & Publishing - 4.22%
 *Clear Channel Communications .......................     66,001    3,682,855
 *Viacom Class B .....................................    128,500    6,689,710
                                                                   -----------
                                                                    10,372,565
                                                                   -----------
  Computers & Technology - 10.53%
 *AOL Time Warner ....................................     66,600    3,363,300
 *Cisco Systems ......................................    151,200    2,567,376
 *EMC ................................................     84,400    3,342,240
 *i2 Technologies ....................................    146,000    2,541,860
 *Oracle .............................................    197,000    3,183,520
 *Siebel Systems .....................................     76,400    3,482,312
 *Sun Microsystems ...................................    227,500    3,894,800
 *Veritas Software ...................................     58,700    3,499,107
                                                                   -----------
                                                                    25,874,515
                                                                   -----------
  Consumer Products - 1.52%
  Corning ............................................   169,500     3,723,915
                                                                   -----------
                                                                     3,723,915
                                                                   -----------
  Electronics & Electrical Equipment - 6.34%
  Emerson Electric ...................................   146,400     9,757,560
  Intel ..............................................   187,900     5,807,989
                                                                   -----------
                                                                    15,565,549
                                                                   -----------
  Energy - 13.72%
 *BJ Services ........................................    65,900     5,420,275
  Dynegy .............................................   142,700     8,255,195
  Enron ..............................................    51,800     3,248,896
  Petroleo Brasiliero - ADR ..........................   252,400     6,814,800
  Schlumberger Limited ...............................    39,000     2,585,700
  Transocean Sedco Forex .............................   135,867     7,374,861
                                                                   -----------
                                                                    33,699,727
                                                                   -----------
                                                         Number of     Market
                                                         Shares        Value
--------------------------------------------------------------------------------
  Common Stock (continued)
  Food, Beverage & Tobacco - 2.15%
  Anheuser Busch .....................................   132,300  $  5,290,677
                                                                  ------------
                                                                     5,290,677
                                                                  ------------
  Healthcare & Pharmaceuticals - 17.46%
  Abbott Laboratories ................................   121,300     5,625,894
 *Alza ...............................................   109,100     4,988,052
  Baxter International ...............................   105,300     9,598,095
 *Elan PLC - ADR .....................................   113,500     5,692,025
  Johnson & Johnson ..................................    60,800     5,865,984
  Lilly (Eli) ........................................    90,800     7,718,000
  Schering-Plough ....................................    88,300     3,403,082
                                                                  ------------
                                                                    42,891,132
                                                                  ------------
  Industrial Machinery - 3.58%
 *Applied Materials ..................................    64,700     3,532,620
 *Celestica ..........................................   102,800     5,253,080
                                                                  ------------
                                                                     8,785,700
                                                                  ------------
  Medical Technology - 3.62%
  Applera Corp-Pe Biosystems Group ...................    95,000     3,045,700
 *Guidant ............................................    81,500     3,341,500
  Medtronic ..........................................    56,100     2,502,060
                                                                  ------------
                                                                     8,889,260
                                                                  ------------
  Retail - 1.52%
  Wal-Mart Stores ....................................    72,100     3,730,454
                                                                  ------------
                                                                     3,730,454
                                                                  ------------
  Telecommunications - 3.73%
 *Network Appliance ..................................    155,300    3,533,106
 *Nextel Communications ..............................    165,700    2,692,625
 *Sprint .............................................    114,300    2,929,509
                                                                  ------------
                                                                     9,155,240
                                                                  ------------
  Transportation & Shipping - 1.62%
  United Parcel Service - Class B ....................     69,100    3,969,795
                                                                  ------------
                                                                     3,969,795
                                                                  ------------
  Utilities - 2.81%
 *AES ................................................     78,000    3,718,260
 *Calpine ............................................     55,800    3,180,042
                                                                  ------------
                                                                     6,898,302
                                                                  ------------
  Total Common Stock
   (cost $236,652,064) ...............................             232,015,922
                                                                  ------------

                                                         Principal      Market
Delaware U.S. Growth Fund                                  Amount       Value
--------------------------------------------------------------------------------
Repurchase Agreement - 5.39%
With BNP Paribas 4.51% 5/1/01
  (dated 4/30/01, collateralized
  by $4,348,000 U.S. Treasury
  Notes 6.375% due 9/30/01,
  market value $4,410,326) ........................... $4,315,000   $ 4,315,000
With Chase Manhattan 4.50% 5/1/01
  (dated 4/30/01, collateralized
  by $2,827,000 U.S. Treasury Notes
  6.625% due 7/31/01, market value
  $2,890,952 and $1,696,000
  U.S. Treasury Notes 11.125% due
  8/15/03, market value $1,973,989) ..................  4,755,000     4,755,000
With UBS Warburg 4.51% 5/1/01
  (dated 4/30/01, collateralized by
  $744,000 U.S. Treasury Notes
  6.125% due 12/31/01, market
  value $770,041 and $1,309,000
  U.S. Treasury Notes 6.50%
  due 5/31/02, market value
  $1,377,085 and $737,000
  U.S. Treasury Notes 5.50% due
  3/31/03, market value $755,376 and
  $1,310,000 U.S. Treasury Notes
  5.75% due 8/15/03, market
  value $1,361,058) ..................................  4,166,000     4,166,000
                                                                   ------------

Total Repurchase Agreement
  (cost $13,236,000) .................................               13,236,000
                                                                   ------------
Total Market Value of Securities - 99.86%
  (cost $249,888,064) ................................              245,251,922
Receivables and Other Assets
  Net of Liabilities - 0.14% .........................                  342,171
                                                                   ------------
Net Assets Applicable to 16,687,640
  Shares Outstanding - 100.00% .......................             $245,594,093
                                                                   ============

Net Asset Value - Delaware U.S. Growth
  Fund Class A
  ($89,143,544 / 5,963,591 Shares) ...................                   $14.95
                                                                         ------

Net Asset Value - Delaware U.S. Growth
  Fund Class B
  ($82,807,672 / 5,926,853 Shares) ...................                   $13.97
                                                                         ------

Net Asset Value - Delaware U.S. Growth
  Fund Class C
  ($19,007,468 / 1,255,443 Shares) ...................                   $15.14
                                                                         ------

Net Asset Value - Delaware U.S. Growth
  Fund Institutional Class
  ($54,635,409 / 3,541,753 Shares) ...................                   $15.43
                                                                         ------

--------------------------------------------------------------------------------
 Components of Net Assets at April 30, 2001:
 Shares of beneficial interest
   (unlimited authorization - no par) ................             $253,178,022
 Undistributed net investment loss ...................                 (486,069)
 Accumulated net realized loss
   on investments ....................................               (2,461,718)
 Net unrealized depreciation of investments ..........               (4,636,142)
                                                                   ------------
 Total net assets ....................................             $245,594,093
                                                                   ============
 ADR - American Depositary Receipts

*Non-income producing security for the period ended April 30, 2001.
 Net Asset Value and Offering Price per Share -
   Delaware U.S. Growth Fund
 Net asset value Class A (A) .........................                   $14.95
 Sales charge (5.75% of offering price, or
   6.09% of amount invested per share) (B) ...........                     0.91
                                                                         ------
 Offering price ......................................                   $15.86
                                                                         ======
-------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B)  See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Operations

Six Months Ended April 30, 2001 (Unaudited)           Delaware U.S. Growth Fund
--------------------------------------------------------------------------------
Investment Income:
Dividends .............................................  $984,528
Interest ..............................................   718,007   $ 1,702,535
                                                         --------   -----------
Expenses:
Management fees .......................................   823,567
Distribution expense ..................................   652,582
Dividend disbursing and transfer agent fees
   and expenses .......................................   624,956
Accounting and administration .........................    55,500
Registration fees .....................................    48,000
Professional fees .....................................    23,200
Reports and statements to shareholders ................    18,738
Custodian fees ........................................    13,856
Trustees' fees ........................................     6,500
Other .................................................    24,401     2,291,300
                                                         --------
Less expenses absorbed or waived by
  Delaware Management Company .........................                 (99,403)
Less expenses paid indirectly .........................                  (3,293)
                                                                   ------------
Total expenses ........................................               2,188,604
                                                                   ------------

Net Investment Loss ...................................                (486,069)
                                                                   ------------

Net Realized and Unrealized Loss on Investments:
Net realized loss on investments ......................              (2,203,635)
Net change in unrealized appreciation/depreciation
  of investments ......................................             (63,747,365)
                                                                   ------------

Net Realized and Unrealized Loss on Investments .......             (65,951,000)
                                                                   ------------

Net Decrease in Net Assets Resulting from Operations ..            ($66,437,069)
                                                                   ============

                             See accompanying notes

Statements of Changes in Net Assets

                                                                       Delaware U.S. Growth Fund
--------------------------------------------------------------------------------------------------
                                                                       Six Months       Year
                                                                         Ended          Ended
                                                                        4/30/01        10/31/00
                                                                      (Unaudited)
Increase (Decrease) in Net Assets from Operations:

Net investment loss ...............................................  $  (486,069)    $(2,416,524)
Net realized gain (loss) on investments ...........................   (2,203,635)      3,729,323
Net change in unrealized appreciation/depreciation of investments .  (63,747,365)     36,671,270
                                                                    ----------------------------
Net increase (decrease) in net assets resulting from operations ...  (66,437,069)     37,984,069
                                                                    ----------------------------

Distributions to Shareholders from:
Net realized gain on investments:
   Class A ........................................................   (1,280,054)     (1,578,957)
   Class B ........................................................   (1,244,083)     (1,206,412)
   Class C ........................................................     (241,213)       (286,903)
   Institutional Class ............................................     (811,726)     (2,011,673)
                                                                    ----------------------------
                                                                      (3,577,076)     (5,083,945)
                                                                    ----------------------------
Capital Share Transactions:
Proceeds from shares sold:
   Class A ........................................................   23,239,168      76,438,614
   Class B ........................................................   22,272,053      69,782,985
   Class C ........................................................    7,548,535      14,195,305
   Institutional Class ............................................    7,402,418      33,740,153

Net asset value of shares issued upon reinvestment of distributions:
   Class A ........................................................    1,236,957       1,532,063
   Class B ........................................................    1,165,649       1,098,091
   Class C ........................................................      231,458         275,714
   Institutional Class ............................................      811,726       2,011,673
                                                                    ----------------------------
                                                                      63,907,964     199,074,598
                                                                    ----------------------------
Cost of shares repurchased:
   Class A ........................................................  (12,807,648)    (22,876,413)
   Class B ........................................................   (9,807,051)     (9,821,190)
   Class C ........................................................   (3,369,440)     (3,335,003)
   Institutional Class ............................................   (9,071,255)    (32,346,885)
                                                                    ----------------------------
                                                                     (35,055,394)    (68,379,491)
                                                                    ----------------------------
Increase in net assets derived from capital share transactions ....   28,852,570     130,695,107
                                                                    ----------------------------
Net Increase (Decrease) in Net Assets .............................  (41,161,575)    163,595,231

Net Assets:
Beginning of period ...............................................  286,755,668     123,160,437
                                                                    ----------------------------
End of period ..................................................... $245,594,093    $286,755,668
                                                                    ============================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                       Delaware U.S. Growth Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                             Year Ended
                                                            4/30/01(2,4) 10/31/00(2) 10/31/99(2) 10/31/98(2) 10/31/97(2) 10/31/96(3)
                                                            (Unaudited)
Net asset value, beginning of period ...................      $19.390     $15.310      $11.490     $16.650      $13.820     $12.430
Income (loss) from investment operations:
  Net investment loss ..................................       (0.014)     (0.171)      (0.161)     (0.062)      (0.060)     (0.090)
  Net realized and unrealized gain (loss)
    on investments .....................................       (4.195)      4.843        3.981       1.272        4.250       1.480
                                                             ----------------------------------------------------------------------
  Total from investment operations .....................       (4.209)      4.672        3.820       1.210        4.190       1.390
                                                             ----------------------------------------------------------------------

Less distributions:
  Distributions from net realized gain
    on investments .....................................       (0.231)     (0.592)          --      (6.370)      (1.360)         --
                                                             ----------------------------------------------------------------------
  Total distributions ..................................       (0.231)     (0.592)          --      (6.370)      (1.360)         --
                                                             ----------------------------------------------------------------------

Net asset value, end of period .........................      $14.950     $19.390      $15.310     $11.490      $16.650     $13.820
                                                             ======================================================================

Total return(1) ........................................      (21.91%)     30.84%       33.33%      10.52%       33.18%      11.18%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..............      $89,144    $102,791      $37,771     $14,130       $6,933     $16,118
  Ratio of expenses to average net assets ..............        1.51%       1.60%        1.86%       1.49%        1.44%       1.80%
  Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly ...........................        1.60%       1.60%        1.86%       1.49%        1.44%       1.88%
  Ratio of net investment loss to average
    net assets .........................................       (0.68%)     (0.87%)      (1.12%)     (0.52%)      (0.38%)     (0.77%)
  Ratio of net investment loss to average net
    assets prior to expense limitation and
    expenses paid indirectly ...........................       (0.77%)     (0.87%)      (1.12%)     (0.52%)      (0.38%)     (0.85%)
  Portfolio turnover ...................................          36%        111%         132%        135%         144%        131%

-------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.
(4)  Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                         Delaware U.S. Growth Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                             Year Ended
                                                            4/30/01(2,4) 10/31/00(2) 10/31/99(2) 10/31/98(2) 10/31/97(2) 10/31/96(3)
                                                             (Unaudited)
Net asset value, beginning of period ...................      $18.200     $14.500      $10.960     $16.260      $13.610     $12.330

Income (loss) from investment operations:
  Net investment loss ..................................       (0.064)     (0.297)      (0.253)     (0.140)      (0.160)     (0.170)
  Net realized and unrealized gain (loss)
    on investments .....................................       (3.935)      4.589        3.793       1.210        4.170       1.450
                                                              ---------------------------------------------------------------------
  Total from investment operations .....................       (3.999)      4.292        3.540       1.070        4.010       1.280
                                                              ---------------------------------------------------------------------

Less distributions:
  Distributions from net realized gain
    on investments .....................................       (0.231)     (0.592)          --      (6.370)      (1.360)         --
                                                              ---------------------------------------------------------------------
  Total distributions ..................................       (0.231)     (0.592)          --      (6.370)      (1.360)         --
                                                              ---------------------------------------------------------------------

Net asset value, end of period .........................      $13.970     $18.200      $14.500     $10.960      $16.260     $13.610
                                                              =====================================================================

Total return(1) ........................................      (22.19%)     29.91%       32.39%       9.62%       32.30%      10.38%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..............      $82,808     $92,827      $25,938      $5,418       $1,653        $809
  Ratio of expenses to average net assets ..............        2.21%       2.30%        2.56%       2.19%        2.14%       2.48%
  Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly ...........................        2.30%       2.30%        2.56%       2.19%        2.14%       2.56%
  Ratio of net investment loss to average
    net assets .........................................       (1.38%)     (1.57%)      (1.82%)     (1.22%)      (1.08%)     (1.45%)
  Ratio of net investment loss to average net
   assets prior to expense limitation and
   expenses paid indirectly ............................       (1.47%)     (1.57%)      (1.82%)     (1.22%)      (1.08%)     (1.53%)
  Portfolio turnover ...................................          36%        111%         132%        135%         144%        131%

---------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.
(4) Ratios have been annualized and total return has not been annualized. See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                      Delaware U.S. Growth Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                             Year Ended
                                                            4/30/01(2,4) 10/31/00(2) 10/31/99(2) 10/31/98(2) 10/31/97(2) 10/31/96(3)
                                                             (Unaudited)
Net asset value, beginning of period ...................      $19.700     $15.650      $11.830     $17.020      $14.180     $12.850

Income (loss) from investment operations:
  Net investment loss ..................................       (0.070)     (0.311)      (0.264)     (0.148)      (0.170)     (0.160)
  Net realized and unrealized gain (loss)
    on investments .....................................       (4.259)      4.953        4.084       1.328        4.370       1.490
                                                              ---------------------------------------------------------------------
  Total from investment operations .....................       (4.329)      4.642        3.820       1.180        4.200       1.330
                                                              ---------------------------------------------------------------------

Less distributions:
  Distributions from net realized gain
    on investments .....................................       (0.231)     (0.592)          --      (6.370)      (1.360)         --
                                                              ---------------------------------------------------------------------
  Total distributions ..................................       (0.231)     (0.592)          --      (6.370)      (1.360)         --
                                                              ---------------------------------------------------------------------

Net asset value, end of period .........................      $15.140     $19.700      $15.650     $11.830      $17.020     $14.180
                                                              =====================================================================

Total return(1) ........................................      (22.17%)     29.95%       32.38%      10.04%       32.26%      10.35%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..............      $19,007     $19,412       $6,682      $1,657         $252         $55
  Ratio of expenses to average net assets ..............        2.21%       2.30%        2.56%       2.19%        2.14%       2.48%
  Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly ...........................        2.30%       2.30%        2.56%       2.19%        2.14%       2.56%
  Ratio of net investment loss to average
    net assets .........................................       (1.38%)     (1.57%)      (1.82%)     (1.22%)      (1.08%)     (1.45%)
  Ratio of net investment loss to average net assets
    prior to expense limitation and expenses
    paid indirectly ....................................       (1.47%)     (1.57%)      (1.82%)     (1.22%)      (1.08%)     (1.53%)
  Portfolio turnover ...................................          36%        111%         132%        135%         144%        131%

---------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.
(4)  Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware U.S. Growth Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                             Year Ended
                                                            4/30/01(2,4) 10/31/00(2) 10/31/99(2) 10/31/98(2) 10/31/97(2) 10/31/96(3)
                                                            (Unaudited)
Net asset value, beginning of period ...................      $19.970     $15.710      $11.750     $16.860      $13.940     $12.500

Income (loss) from investment operations:
  Net investment income (loss) .........................        0.010      (0.111)      (0.118)     (0.027)      (0.010)     (0.050)
  Net realized and unrealized gain (loss)
    on investments .....................................       (4.319)      4.963        4.078       1.287        4.290       1.490
                                                              ---------------------------------------------------------------------
  Total from investment operations .....................       (4.309)      4.852        3.960       1.260        4.280       1.440
                                                              ---------------------------------------------------------------------

Less distributions:
  Distributions from net realized gain
    on investments .....................................       (0.231)     (0.592)          --      (6.370)      (1.360)         --
                                                              ---------------------------------------------------------------------
  Total distributions ..................................       (0.231)     (0.592)          --      (6.370)      (1.360)         --
                                                              ---------------------------------------------------------------------

Net asset value, end of period .........................      $15.430     $19.970      $15.710     $11.750      $16.860     $13.940
                                                              =====================================================================

Total return(1) ........................................      (21.77%)     31.21%       33.79%      10.80%       33.57%      11.52%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..............      $54,635     $71,726      $52,769     $28,606      $18,455     $10,003
  Ratio of expenses to average net assets ..............        1.21%       1.30%        1.56%       1.19%        1.14%       1.48%
  Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly ...........................        1.30%       1.30%        1.56%       1.19%        1.14%       1.56%
  Ratio of net investment loss to average
    net assets .........................................       (0.38%)     (0.57%)      (0.82%)     (0.22%)      (0.08%)     (0.45%)
  Ratio of net investment loss to average net assets
    prior to expense limitation and expenses
    paid indirectly ....................................       (0.47%)     (0.57%)      (0.82%)     (0.22%)      (0.08%)     (0.53%)
  Portfolio turnover ...................................          36%        111%         132%        135%         144%        131%

---------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.
(4)  Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Notes to Financial Statements

April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Adviser Funds (The "Trust") is organized as a Delaware business trust and offers three series: the Delaware U.S. Growth Fund, the Delaware Overseas Equity Fund and the Delaware New Pacific Fund. These financial statements and related notes pertain to the Delaware U.S. Growth Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek to maximize capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith or under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting practices generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

--------------------------------------------------------------------------------
Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $2,935 for the period ended April 30, 2001. In addition, the Fund receives earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees. These credits were $358 for the period ended April 30, 2001. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other
   Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund currently pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated at a rate of 0.65% on the first $500 million of average daily net assets, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion. At April 30, 2001, the Fund had a liability for expenses payable to DMC of $1,469.

--------------------------------------------------------------------------------
2. Investment Management, Administration Agreements and Other
   Transactions with Affiliates (continued)
As of March 1, 2001, DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 1.10% of average daily net assets of the Fund through October 31, 2001.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions, and average net assets, subject to certain minimums. At April 30, 2001, the Fund had a liability for such fees and other expenses payable to DSC for $148,316.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by the Institutional Class. At April 30, 2001, the Fund had a liability for distribution fees and other expenses payable to DDLP of $117,651.

For the period ended April 30, 2001, DDLP earned $33,776 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the period ended April 30, 2001, the Fund made purchases of $83,196,633 and sales of $42,418,981 of investment securities other than U.S. government securities and short-term investments.

At April 30, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At April 30, 2001, the cost of investments was $249,888,064. At April 30, 2001, the net unrealized depreciation was $4,636,142 of which $29,935,819 related to unrealized appreciation of investments and $34,571,961 related to unrealized depreciation of investments.

4. Capital Shares
Transactions in capital shares were as follows:
                                                          Six Months    Year
                                                            Ended       Ended
                                                           4/30/01    10/31/00
                                                         (Unaudited)
Shares sold:
  Class A ............................................    1,394,069   3,906,269
  Class B ............................................    1,442,718   3,772,730
  Class C ............................................      476,240     706,856
  Institutional Class ................................      454,713   1,710,311

Shares issued upon reinvestment of distributions:
  Class A ............................................       68,988      87,347
  Class B ............................................       69,384      66,270
  Class C ............................................       12,711      15,377
  Institutional Class ................................       43,925     111,636
                                                          ---------  ----------
                                                          3,962,748  10,376,796
                                                          ---------  ----------

Shares repurchased:
  Class A ............................................     (801,125) (1,158,984)
  Class B ............................................     (685,325)   (527,594)
  Class C ............................................     (218,820)   (163,777)
  Institutional Class ................................     (548,357) (1,589,872)
                                                          ---------  ----------
                                                         (2,253,627) (3,440,227)
                                                          ---------  ----------

Net increase .........................................    1,709,121   6,936,569
                                                          =========  ==========

5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Fund had no amounts outstanding as of April 30, 2001, or at any time during the period.

DELAWARE INVESTMENTS FAMILY OF FUNDS
====================================

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                        International and Global               Tax-Exempt Income
  o Technology and Innovation              o Emerging Markets Fund                o National High-Yield
      Fund                                 o Overseas Equity Fund+                    Municipal Bond Fund
  o American Services Fund                 o New Pacific Fund+                    o Tax-Free USA Fund
  o Select Growth Fund                     o International Equity Fund            o Tax-Free Insured Fund
  o Trend Fund                                                                    o Tax-Free USA
  o Growth Opportunities Fund            Current Income                               Intermediate Fund
  o Small Cap Value Fund                   o Delchester Fund                      o State Tax-Free Funds*
  o U.S. Growth Fund                       o High-Yield
  o Tax-Efficient Equity Fund+                 Opportunities Fund               Stability of Principal
  o Social Awareness Fund                  o Strategic Income Fund                o Cash Reserve Fund
  o Core Equity Fund**                     o Corporate Bond Fund                  o Tax-Free Money Fund
                                           o Extended Duration
Total Return                                   Bond Fund                        Asset Allocation
  o Blue Chip Fund+                        o American Government                  o Foundation Funds
  o Devon Fund                                 Bond Fund                              Growth Portfolio
  o Growth and Income Fund                 o U.S. Government                          Balanced Portfolio
  o Decatur Equity                             Securities Fund+                       Income Portfolio
      Income Fund                          o Limited-Term
  o REIT Fund                                  Government Fund
  o Balanced Fund




 *Available for the following states: Arizona, California, Colorado, Florida,
  Idaho, Iowa+, Kansas+, Minnesota, Missouri, Montana+, New Jersey+, New Mexico+, New York, North Dakota+, Oregon, Pennsylvania, and Wisconsin+. Insured and intermediate bond funds are available in selected states.

**Formerly Growth Stock Fund

 +Closed to new investors effective April 23, 2001.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

For Shareholders
800 523-1918

For Securities Dealers
800 362-7500

For Financial Institutions
Representatives Only
800 659-2265

www.delawareinvestments.com

This semi-annual report is for the information of Delaware U.S. Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware U.S. Growth Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                                Thomas F. Madison                            Investment Manager
                                                 President and Chief Executive Officer        Delaware Management Company
Charles E. Haldeman, Jr.                         MLM Partners, Inc.                           Philadelphia, PA
Chairman                                         Minneapolis, MN
Delaware Investments Family of Funds                                                          International Affiliate
Philadelphia, PA                                 Janet L. Yeomans                             Delaware International Advisers Ltd.
                                                 Vice President and Treasurer                 London, England
Walter P. Babich                                 3M Corporation
Board Chairman                                   St. Paul, MN                                 National Distributor
Citadel Constructors, Inc.                                                                    Delaware Distributors, L.P.
King of Prussia, PA                              AFFILIATED OFFICERS                          Philadelphia, PA

David K. Downes                                  William E. Dodge                             Shareholder Servicing, Dividend
President and Chief Executive Officer            President and Chief Executive Officer        Disbursing and Transfer Agent
Delaware Investments Family of Funds             Delaware Management Holdings, Inc.           Delaware Service Company, Inc.
Philadelphia, PA                                 Philadelphia, PA                             Philadelphia, PA

John H. Durham                                   Jude T. Driscoll                             2005 Market Street
Private Investor                                 Executive Vice President and                 Philadelphia, PA 19103-7057
Horsham, PA                                      Head of Fixed Income
                                                 Delaware Investments Family of Funds
John A. Fry                                      Philadelphia, PA
Executive Vice President
University of Pennsylvania                       Richard J. Flannery
Philadelphia, PA                                 President and Chief Executive Officer
                                                 Delaware Distributors, L.P.
Anthony D. Knerr                                 Philadelphia, PA
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

(4713)                                                        Printed in the USA
SA-101 [4/01] BUR 6/01                                                     J7158